UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2011
INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06    Material Impairments.
This Form 8-K/A amends the Form 8-K Ingersoll-Rand plc (“IR”) filed with the Securities and Exchange Commission on October 6, 2011 regarding an impairment charge that will likely result from the sale of the Hussmann business and the remaining North American Hussmann service and installation branches to an affiliate of the private equity firm Clayton, Dubilier & Rice, LLC (the “Transaction”). In connection with the report of its 2011 third quarter results today, IR reported a $0.53 impairment charge as a result of the Transaction.

IGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: October 20, 2011	/s/ Steven R. Shawley
Steven R. Shawley
Senior Vice President and Chief Financial Officer